EXHIBIT 10.H.

THIS INSTRUMENT PREPARED BY:
Thomas A. Hanson, Esq.
CARLTON, FIELDS, WARD, EMMANUEL,
SMITH & CUTLER, P.A.
222 Lakeview Avenue
14th Floor
West Palm Beach, FL 33402

                                                                Loan No. 197-389

                 MORTGAGE MODIFICATION AND EXTENSION AGREEMENT
                 ---------------------------------------------

     This Mortgage Modification and Extension Agreement (the "Agreement") is made as of July 1, 1993, by and between LAUDERDALE BEACH ASSOCIATION, a Florida general partnership (the "Borrower" or the "Mortgagor") with a mailing address of 3030 Holiday Drive, Ft. Lauderdale, Florida, and AETNA LIFE INSURANCE COMPANY, a Connecticut corporation (the "Lender" or the "Mortgagee") 242 Trumbull Street, Hartford, Connecticut 06156-9654.


                                R E C I T A L S
                                ---------------

     Lender is the holder of a promissory note dated June 30, 1986 (the "Original Note") as set forth in a Note and Mortgage Modification and Consolidation Agreement dated June 30, 1986 (the "Consolidation") recorded in Official Records Book 13525, Page 409, of the Public Records of Broward County, Florida, evidencing a loan to Borrower in the principal amount of $92,000,000, which is secured by the mortgage (the "Mortgage") set forth in the Consolidation. The Original Note has been renewed pursuant to the provisions of Borrower's Renewal Promissory Note dated effective as of July 1, 1993 (the "Renewal Note") in favor of Lender in the principal amount of $88,461,087.65. The Borrower has requested that the Mortgage be modified in the manner hereinafter set forth, to which the Lender has consented, subject to the following terms and conditions.

     NOW, THEREFORE, in consideration of the premises, the Lender's agreement to extend the maturity date as set forth in the Renewal Note, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The foregoing recitals are true and correct and are incorporated by reference herein. The defined terms of the Mortgage are incorporated herein to the extent not expressly modified hereby.

     2.   The Mortgage is hereby modified and supplemented as follows:

          (a) The Mortgage, as modified by this Agreement, secures the obligations of Borrower evidenced by the Renewal Note. All references to the "Note" in the Mortgage are deemed to mean the Renewal Note, the maturity date of which is May 1, 2000, and all references to the "note rate" in the

          Mortgage shall mean the "Contract Interest Rate" as defined in the Renewal Note.

     (b) The definition of the "Ground Lease" in the Mortgage shall include the Fourth Amendment to Ground Lease dated as of April 28, 1993, recorded in Official Records Book 20611, Page 221, of the Public Records of Broward County, Florida.

     (c) All of the provisions of the Mortgage, as amended herein, shall be deemed effective upon July 1, 1993 (the "Effective Date").


     (d) The following shall be added before the period at the end of the last sentence in Paragraph 1.10 of the Mortgage:

          "it being understood that all such taxes shall be deemed due on November 30th of each year."

     (e)  A new Paragraph 1.22 is added to the Mortgage as follows:

          "1.22 Hazardous Materials. The Mortgagor will not permit any use,
                -------------------
          generation, transportation, treatment, handling, storage or disposal of any hazardous materials on the Mortgaged Property except by Mortgagor or typical tenants thereof in the normal course of their business in a manner consistent with their occupancy and in compliance with all applicable federal, state, county and local laws, rules and regulations and in accordance with the terms of their respective leases; provided, however, that such hazardous materials in the quantities used shall not be known or suspected to pose a health or safety hazard to occupants, employees or suspected to pose a health or safety hazard to occupants, employees or visitors to the Mortgaged Property or to any adjacent property and provided also that such hazardous materials are not permitted to accumulate on the Mortgaged Property in amounts in excess of those required in the ordinary course of Mortgagor's or any such tenant's business. Copies of all notices of environmental violations shall be forthwith delivered to Mortgagee."

     (f) The second line through the number 1850002547 in the fifth line of subparagraph 3.02(a) of the Mortgage is hereby deleted.

     (g) The following shall be added at the end of subparagraph (b) of Paragraph 4.01 of the Mortgage:

          "or to make any deposit when due pursuant to, or to otherwise fail to comply with any provision of, the Capital Reserve Escrow Agreement (the "Reserve Agreement") dated the Effective Date by and among Mortgagor, Mortgagee and Latimer and Buck of Florida, Inc."

     (h) The following shall be added at the end of subparagraph (f) of Paragraph 4.01 of the Mortgage:

          "which does not require the payment of money for a period of five (5) days after notice of such default from Mortgagee to Mortgagor."

     (i) The provisions of Paragraph 5.04 of the Mortgage shall be deleted in their entirety and replaced with the following:

          "5.04 Restrictions on Transfer and Encumbrances. (a) No transfer or
                -----------------------------------------
          assignment of all or any part of the Mortgaged Property shall be made by Mortgagor, nor shall any condominium declaration affecting the Mortgaged Property be recorded, nor shall Mortgagor change its composition, form of business association or ownership, nor may there be any assignment or transfer, directly or indirectly of (i) any general partnership interest in Mortgagor held by its General Partners, hereinafter defined; (ii) the interest in Marriott Hotel Properties Limited Partnership, a Delaware limited partnership ("MHPLP" and a "General Partner") of, or ultimate ownership of, Hotel Properties Management, Inc., unless Hotel Properties Management, Inc. is removed as general partner of MHPLP by its limited partners and thereafter no longer has an ownership interest in MHPLP; (iii) the interest of RV Associates, a Florida general partnership, in R/V-C Association, a Florida general partnership ("R/V-C" and a "General Partner"); (iv) the interest of Rahn Harbor, Ltd., a Florida limited partnership ("Rahn Harbor") in said RV Associates; or (v) the interest of Rahn Harbor, Inc., a Florida corporation, in Rahn Harbor, and any interest in said Rahn Harbor, Inc., without in each case first having obtained the prior written consent of Mortgagee, which may be withheld in its sole discretion. Further, nor shall the two (2) person "Executive Committee" of Mortgagor consist of other than John H. Anderson and Robert Parsons, unless Robert Parsons is no longer employed by Host Marriott Corporation or Hotel Properties Management, Inc. is removed as general partner of MHPLP by its limited partners without in each case first having obtained the prior written consent of Mortgagee, which may be withheld in its sole discretion.

          (b) No encumbrance, pledge or hypothecation shall be made of (i) all or any portion of the Mortgaged Property or of Mortgagor's interest therein; (ii) any beneficial interest of the General Partners in the Mortgaged Property; or (iii) the interest of any entity identified in subparagraph (a) of this Paragraph 5.04, as to which there are limitations on the transfer of such interests in said subparagraph
          (a), in each case, without first having obtained the prior written consent of Mortgagee, which may be withheld in its sole discretion; provided, that the Tenant under the "Operating Lease", hereinafter defined, may enter into equipment leases and space and concession leases in the ordinary course of its hotel business at the Mortgaged Property and pursuant to the terms of the Operating Lease.

          Mortgagee, as a condition to granting its consent to any such transfer or further encumbrance, may require modification of the loan documents including but not limited to an increase in the interest rate, a change in the maturity date and the payment of an assumption fee. With respect to any conveyance to which the Mortgagee shall consent hereunder, the transferee shall agree to assume the payment of the obligation evidenced by the Note and all obligations contained in this Mortgage in accordance with their respective terms.

          In the event of any violation of the covenants of this Paragraph 5.04, then Mortgagee may, at its option, accelerate the indebtedness herein secured and declare the entire amount of principal plus accrued interest thereon, and the Prepayment Fee provided in the Note in the event of default or prepayment, due and payable at once without notice or demand."

     (j) The provisions of Paragraph 5.15 of the Mortgage are hereby deleted in their entirety and replaced with the following:

          "Lender shall not be entitled to take any action to obtain any personal money judgment or any deficiency decree against the undersigned or any General Partner or its or their heirs, personal representatives, successors or assigns, it being understood by the Lender that it will enforce collection of the loan evidenced by the Renewal Note (the "Loan") solely against the Mortgaged Property and other collateral now or hereafter given to secure the Loan, except as provided in the following sentence. Borrower and its General Partners (specifically excluding, however, all partners of the General Partner and all officers, directors, shareholders and employees of all partners of the General Partners), will indemnify, defend and hold harmless Lender from and against any losses, costs or claims, including reasonable attorney's fees and expenses, arising from or relating to (i) the fraud, misrepresentation or criminal acts of Borrower, its partners, officers, directors, employees, agents, General Partners or affiliates, (ii) the retention, diversion or misapplication or rents, issues, profits or revenues generated by the Mortgaged Property or any leases relating thereto during any period when a default has occurred and is continuing under the Renewal Note, this Mortgage or any other document evidencing or securing the indebtedness evidenced by the Note (the "Loan Documents") or the application of such rents, issues, profits or revenues generated by the Mortgaged Property, or any leases relating thereto, during such period of default other than to (a) legitimate and customary reasonable operating expenses of the Mortgaged Property or (b) debt service owed to Lender, (iii) security deposit paid by tenants of the Mortgaged Property and not previously returned to or forfeited by, such tenants, (iv) the application of insurance proceeds, condemnation awards, or any similar compensation given in consideration for a taking of all or part of the Mortgaged Property, other than in accordance with the provisions of the Renewal Note, this Mortgage and any other Loan

               Document and (v) the occurrence of any restricted event concerning transfers or encumbrances with respect to the Mortgaged Property and Borrower as described in Paragraph 5.04 of the Mortgage, without Lender's prior written consent. The liability of the General Partners hereunder shall be specifically limited to the assets of such two (2) entities and shall exclude any and all assets of the partners of the respective General Partners (other than another General Partner) and their partners, and shall further exclude any obligations on the part of any partners, entities or other persons to contribute to the capital of the General Partners.

               Nothing contained herein shall limit or impair, or be construed to limit or impair, the enforcement of the Mortgage against the Mortgaged Property or against any other security or collateral which Borrower may from time to time give to Mortgagee to secure the payment of the amounts due on the Renewal Note, and the performance and satisfaction of the undersigned's duties, liabilities and obligations under the Renewal Note, the Mortgage and any Loan Documents. The foregoing shall not be deemed to prohibit the naming of Borrower, the General Partners and their successors and assigns in any action or proceeding to enforce or realize upon the rights and remedies provided herein or at law or in equity, subject only to the foregoing limitation against an ultimate personal money judgment or deficiency decree. The foregoing exculpation from a personal money judgment or deficiency decree does not alter, impair, limit or affect in any manner the personal obligations of any person under any guaranty, indemnification agreement or ground lease of a portion of the Mortgaged Property upon which the Mortgage constitutes a lien."

     3. Borrower shall indemnify and hold harmless Lender from and against any and all liability, claims, costs, fees, interest, penalties and expenses, if any, relating to or concerning the payment of Florida documentary stamp and intangible taxes in connection with the Renewal Note and this Agreement, including reasonable attorneys' fees and costs, which provisions shall survive the satisfaction or other termination of the Mortgage.

     4. Borrower hereby acknowledges that (i) the principal amount evidenced by the Renewal Note is owing to Lender without setoff or deduction of any kind and (ii) Borrower has no claims of any nature against Lender which would, in any manner, reduce or diminish Borrower's obligation to Lender to repay the principal amounts evidenced by the Renewal Note, accrued but unpaid interest thereon, and all other obligations of Borrower to Lender under the Renewal Note, the Mortgage and this Agreement.

     5. The term "Personal Property" as used in the Mortgage is hereby amended to include all of Borrower's rights to (i) income and accounts derived from the occupation of hotel/motel rooms, rents, tenant leases, licenses and hotel/motel guest receipts, all pertaining to or connected with the Mortgaged Property; (ii) revenues arising from or associated with the Mortgaged Property; and
          (iii) all funds held in the "Account" established pursuant to the terms of the Reserve Agreement. Borrower hereby grants to Mortgagee a security interest in all of the foregoing to the extent a security interest has not previously been granted by Borrower to Mortgagee in the Mortgage.

     6. Borrower acknowledges that it has had the assistance of independent legal counsel in negotiating and reviewing this Agreement.

     7. Except as is modified herein, the provisions of the Mortgage and all other documents executed in connection therewith remain in full force and effect and all representations and warranties of Borrower in the Mortgage are hereby reaffirmed on the Effective Date. In the event of any conflict between the provisions of the Mortgage and this Agreement, the provisions of this Agreement shall be controlling.

     8. This Agreement may be executed in counterparts each of which shall be deemed an original Agreement whether or not any particular counterpart has been signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                      LAUDERDALE BEACH ASSOCIATION, A FLORIDA
                      GENERAL PARTNERSHIP

                      By:  R/V-C Association, a Florida General Partnership,
                           a general partner of Lauderdale Beach Association, and individually with respect to the Indemnification set forth in Section 2(j) hereof.


                           By: R/V Associates, a Florida General Partnership, as General Partner of R/V-C Association

                                By:  Rahn Harbor, Ltd., a Florida Limited
                                     Partnership, as General Partner of R/V
                                     Associates

Witnessed:                           By:  Rahn Harbor, Inc., a General Partner
                                          of Rahn Harbor, Ltd.
/s/ Theresa McHaughlin
------------------------------
Print Name: Theresa McHaughlin            By:  /s/ John H. Anderson
                                               ---------------------
/s/ Christopher G. Townsend                    John H. Anderson, as
------------------------------------           Vice-President of
Print Name: Christopher G. Townsend            Rahn Harbor, Inc.

                         By: Marriott Hotel Properties Limited Partnership, a Delaware Limited Partnership, a General Partner of Lauderdale Beach Association

                              By: Hotel Properties Management, Inc., a Delaware Corporation, as General Partner

                                   By:     ________________________________
                                   Its:    ________________________________


                         AETNA LIFE INSURANCE COMPANY,
                         a Connecticut corporation

                         By:_______________________________________________
                         Its:______________________________________________

                         LATIMER & BUCK OF FLORIDA, INC.,
                         a Florida corporation

                         By: /s/ Roland Lee
                            -----------------------------------------------
                         Its: Sr. V.P.
                             ----------------------------------------------

                                                                Loan No. 197-389

                            RENEWAL PROMISSORY NOTE
                            -----------------------

$88,461,087.65                                           Ft. Lauderdale, Florida
                                                                    July 1, 1993

          For value received, the undersigned ("Borrower") promises to pay to the order of AETNA LIFE INSURANCE COMPANY ("Lender") at 242 Trumbull Street, Hartford, Connecticut 06156-9654, the principal sum of EIGHTY-EIGHT MILLION FOUR HUNDRED SIXTY-ONE THOUSAND EIGHTY-SEVEN AND 65/100 ($88,461,087.65) together with interest on said principal, from and after July 1, 1993, at the rates hereinafter set forth, computed on the basis of a 360-day year of twelve 30-day months and 1/360th of the annual rate shall be charged for each day funds are outstanding. Principal and interest shall be payable in the following manner and over the following term:

          (a) The interest rate shall be nine and three-eighths percent (9.375%) per annum for the period of July 1, 1993 through the day prior to the "Effective Date", hereinafter defined. Commencing on August 1, 1993, and on the first day of each month thereafter through and including March 1, 1994, monthly payments of principal and interest in the amount of Seven Hundred Sixty-Five Thousand Two Hundred Ten and NO/100 Dollars ($765,210.00) shall be due and payable. On the Effective Date, a payment of interest only at the annual rate of nine and three-eighths percent (9.375%) on unpaid principal for the period of March 1, 1994 through the Effective Date shall be due and payable.

          (b) From and after March 29, 1994 (the "Effective Date"), the interest rate shall be nine and one-eight percent (9.125%) per annum (the "Contract Interest Rate"). A payment of interest only on the unpaid principal balance of Eighty-Seven Million Eight Hundred Fifty-One Thousand Seven Hundred Fifty-Eight and 78/100 Dollars ($87,851,758.78) at the Contract Interest Rate shall be due on the first day of the month after the Effective Date; on the first day of each of the twelve (12) months thereafter through and including April 1, 1995, payments of interest only at the Contract Interest Rate in the amount of Six Hundred Sixty-Eight Thousand Thirty-Nine and 40/100 Dollars ($668,039.40) shall be paid. In addition, on the first day of each of the twelve (12) months commencing on May 1, 1994, Borrower shall pay a monthly amount equal to the difference between the "Payment Amount", defined in paragraph (c) immediately below, and the amount of the monthly payment of interest only required in this paragraph (b) during said twelve (12) month period, to one of the following, at Borrower's option: (1) to the Capital Reserve Account established pursuant to the terms of the Capital Reserve Escrow Agreement dated as of the Effective Date by and among Borrower, Lender and Latimer and Buck of Florida, Inc.; or (2) to Lender to be applied to the unpaid principal evidenced by this Note in the inverse order of maturity of the payments due hereunder without imposition of the Prepayment Fee hereinafter provided in this Note.

          (c) Commencing on May 1, 1995 and on the first day of each month thereafter until and including April 1, 2000, monthly payments of principal and interest in the amount of Seven Hundred Seventy-Two Thousand Six Hundred Ten and 76/100 dollars ($772,610.76) (the "Payment Amount", which is the amount required to amortize the unpaid principal balance on the Effective Date over a twenty-two (22) year period at the Contract Interest Rate), each shall be due and payable.

          (d) On May 1, 2000 (the "New Maturity Date") the entire unpaid outstanding principal balance together with all accrued, but unpaid, interest, shall be due and payable in full.

     This Note is secured by (and is subject to), among other things, the Note and Mortgage Modification and Consolidation Agreement recorded in Official Records Book 13525, Page 409, of the Public Records of Broward County, Florida, as amended and renewed by a Mortgage Modification and Extension Agreement dated as of July 1, 1993, between Borrower and Lender (collectively the "Mortgage").

     All payments shall be applied first to any late charge due hereunder, then to interest due, and any balance shall be applied in reduction of principal, except that if the holder hereof theretofore shall have made any permitted advance under the terms of any instrument securing this Note and shall not have been repaid, any money received pursuant to the provisions hereof, at the option of such holder, first may be applied to the repayment of such advances and all interest thereon and the balance, if any, applied as aforesaid on account of any installment then due. All payments hereunder shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.

     All installments of principal and/or interest are payable to Lender at Lender's address first stated above, or at such other place as the holder hereof may from time to time designate in writing, without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds hereof, or upon Borrower or Lender for or on account of this Note by the United States of America or the State of Florida, or any instrumentality, authority or political subdivision thereof. Borrower agrees, upon the request of Lender, to pay all such taxes, duties and other charges in addition to principal and interest on this Note. Notwithstanding anything to the contrary herein, Borrower shall not be responsible for any United States Income taxes and Florida Income or other state income or franchise taxes of Lender. Failure to make a payment under this paragraph shall constitute a default under the terms of this Note.

     If (a) any of said installments of principal or interest and any other monies due under this Note, under the Mortgage or under any "Loan Document", hereinafter defined, are not paid upon the date payment is due, or (b) if default be made in the performance of any of the terms, covenants, conditions or warranties contained in the Mortgage or any other document evidencing or securing this Note (the "Loan Documents") which do not pertain to the payment of money, and such default continues for five (5) days after written notice of such default is given to Borrower, the entire principal sum of this Note shall become due and payable at once without further notice or demand at the option of the holder of this Note. This Note shall be in default when any payment required to be made hereunder or under the Mortgage or any Loan Document shall not be paid upon the date when due and shall remain in default until said payment is made. While a default exists under this Note, the Mortgage or any other Loan Document, the principal balance of this Note shall bear interest at an annual rate of interest equal to the lesser of the Contract Interest Rate plus six percent (6%) or the maximum amount permitted by law, from the date of commencement of the default until the payment of all sums due hereunder or thereunder. Any payment not received by Lender upon the due date including, but not limited to, debt service payments and escrow deposit payments, will be subject to a late charge in the amount of the lesser of (i) six percent (6%) of the amount of the payment due or (ii) the maximum amount permitted by law.

     The Borrower and endorsers and guarantors, if any, of this Note further severally waive demand, notice of nonpayment, presentment for payment, protest, notice of protest and notice of extension of time of payment and consent that the payment of any installment of principal and/or interest may be extended without notice, and in case suit shall be brought for the collection hereof, or the same has to be collected upon demand of an attorney, to pay reasonable attorneys' fees for making such collection.

     It is agreed that maker shall pay all costs of collection, including reasonable attorneys' fees, on failure to pay any principal or interest when due on this Note. Such costs and attorneys' fees shall include, but not be limited to, reasonable attorneys' fees incurred by the holder hereof in any and all judicial proceedings, including appellate proceedings arising out of the enforcement and/or collection of this obligation or the Mortgage or any Loan Document, whether such proceedings arise before or after entry of a final judgment.

     Borrower may prepay the loan evidenced hereby (the "Loan") in full, but not in part, on any monthly payment date, provided that Borrower has given to Lender thirty (30) days prior written notice of the prepayment, and that Borrower has first paid to Lender a Prepayment Fee which will be the greater of: (a) one percent (1%) of the outstanding principal balance of the Loan at the date of prepayment, or (b) an amount to be calculated within three (3) business days prior to the date of prepayment by (1) multiplying the principal balance of the Loan on the date of prepayment by the amount by which (A) the effective annualized yield on the Loan exceeds (B) the effective annual yield which can then be obtained by the holder on United States Treasury obligations with maturities as close to the New Maturity Date as are reasonably available, plus one hundred (100) basis points (as reported by The Wall Street Journal, or
                                               --- ---- ------ -------
comparable publication selected by Lender if The Wall Street Journal is not then
                                             --- ---- ------ -------
published), then (2) dividing the result by twelve (12), and (3) multiplying the result by the number of months (full or partial, based upon a year of twelve
(12) 30-day months) which remain in the term of the Loan. In the event of any voluntary or involuntary prepayment of all or any portion of this Note (for any reason, including acceleration) the foregoing Prepayment Fee will be due and payable. Notwithstanding the provisions of this paragraph, Borrower may voluntarily prepay this Note in full with all accrued interest at any time within ninety (90) days prior to the New Maturity Date and the Prepayment Fee shall not be due or payable, provided, however, that Borrower shall have given written notice of the prepayment to Lender at least thirty (30) days prior to such prepayment. Once notice of Borrower's intention to prepay this Note is given, Borrower may not revoke such notice. Any prepayment resulting from the application by Lender (or Borrower with Lender's consent) of the proceeds of insurance upon, or condemnation of, the "Property", hereinafter defined, may be made without imposition of the Prepayment Fee.

     Notwithstanding any provision herein or in any instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of Florida, or any subsequent liberalization thereof. In the event of the acceleration of this Note, the total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by the usury laws of Florida, and any excess portion of such charges that may have been paid shall be refunded to the Borrower at the time of acceleration. Such refund may be made by application of the amount involved against the sums then due hereunder, but such crediting shall not cure or waive the default occasioning acceleration.

     It is agreed that the granting to Borrower or any other party of an extension or extensions of time for the payment of any sum or sum due hereunder or under the Mortgage or for the performance of any covenant or stipulation thereof or the taking of other or additional security or release of any security shall not in any way release or affect the liability of Borrower under this Note.

     The term Borrower as used herein, in every instance shall include its successors and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever the context so requires or admits.

     Time shall be of the essence of each and every covenant and promise contained in this Note and every other instrument securing the repayment of this Note.

     The holder of this Note shall not be entitled to take any action to obtain any personal money judgement or any deficiency decree against the undersigned or any General Partner, hereinafter defined, or its or their heirs, personal representatives, successors or assigns, it being understood by the holder of this Note that Lender will enforce collection of the Loan solely against the property (the "Property") encumbered by the Mortgage and other collateral now or hereafter given to secure the Loan, except as provided in the following sentence. Borrower and its general partners (collectively the "General Partners") (a) Marriott Hotel Properties Limited Partnership ("MHPLP"), a Delaware limited partnership and (b) R/V-C Association, a Florida general partnership ("R/V-C") (specifically excluding, however, all partners of the General Partners and all officers, directors, shareholders and employees of all partners of the General Partners), will indemnify, defend and hold harmless Lender from and against any losses, costs or claims, including reasonable attorneys' fees and expenses, arising from or relating to (i) the fraud, misrepresentation or criminal acts of Borrower, its partners, officers, directors, employees, agents, General Partners or affiliates, (ii) the retention, diversion or misapplication of rents, issues, profits or revenues generated by the Property or any leases relating thereto during any period when a default has occurred and is continuing under this Note, the Mortgage or any other Loan Document or the application of such rents, issues, profits or revenues generated by the Property, or any leases relating thereto, during such period of default other than to (a) legitimate and customary reasonable operating expenses of the Property or (b) debt service owed to Lender, (iii) security deposits paid by tenants of the Property and not previously returned to or forfeited by, such tenants, (iv) the application of insurance proceeds, condemnation awards, or any similar compensation given in consideration for a taking of all or part of the Property, other than in accordance with the provisions of this Note, the Mortgage and any other Loan Document, and (v) the occurrence of any restricted event concerning transfers or encumbrances with respect to the Property and Borrower as described in Paragraph 5.04 of the Mortgage, without Lender's prior written consent. The liability of the General Partners hereunder shall be specifically limited to the assets of such two (2) entities and shall exclude any and all assets of the partners of the respective General Partners (other than another General Partner) and their partners, and shall further exclude any obligations on the part of any partners, entities or other persons to contribute to the capital of the General Partners.

     Nothing contained in this Note shall limit or impair, or be construed to limit or impair, the enforcement of the Mortgage against the Property or against any other security or collateral which Borrower may from time to time give to the holder of this Note to secure the payment of the amounts due on this Note, and the performance and satisfaction of the undersigned's duties, liabilities and obligations under this Note, the Mortgage and any Loan Document. The foregoing shall not be deemed to prohibit the naming of Borrower, the General Partners and their successors and assigns in any action or proceeding to enforce or realize upon the rights and remedies provided herein or at law or in equity, subject only to the foregoing limitation against an ultimate personal money judgment or deficiency decree. The foregoing exculpation from a personal money judgment or deficiency decree does not alter, impair, limit or affect in any manner the personal obligations of any person under any guaranty, indemnification agreement or ground lease of a portion of the Property upon which the Mortgage constitutes a lien.

     This Note is a renewal of existing indebtedness owed by Borrower to Lender evidenced by the Note and Mortgage Modification and Consolidation Agreement dated June 30, 1986 between Borrower and Lender (the "Consolidation") of which this is a renewal note without enlargement of the principal balance of said note. Proper documentary stamps have been paid on and affixed to the Consolidation and on the mortgages consolidated thereby, securing the notes previously consolidated by the Consolidation, as to which this Note is a Renewal Note. This Note replaces in its entirety the Note set forth in the Consolidation.

     This Note is to be construed and enforced in accordance with the laws of the State of Florida.

                    LAUDERDALE BEACH ASSOCIATION, A FLORIDA GENERAL
                    PARTNERSHIP

                    By:  R/V-C Association, a Florida Partnership,
                         a general partner of Lauderdale Beach Association, and individually with respect to the
                         Indemnification set forth on pages 4 and 5 hereof

                         By:  R/V Associates, a Florida General
                              Partnership, as General Partner of R/V-C
                              Association

                              By:  Rahn Harbor, Ltd., a Florida Limited
                                   Partnership, as General Partner of R/V
                                   Associates

                                   By:  Rahn Harbor, Inc., a General Partner of
                                        Rahn Harbor, Ltd.

                                        By:  /s/ John H. Anderson
                                            -------------------------------
                                                 John H. Anderson, as
                                                 Vice-President of
                                                 Rahn Harbor, Inc.

                    By: Marriott Hotel Properties Limited Partnership, a Delaware Limited Partnership, a General Partner of Lauderdale Beach Association, and individually with respect to the Indemnification set forth on pages 4 and 5 hereof.

                         By: Hotel Properties Management, Inc., a Delaware Corporation, as General Partner

                              By:  /s/ T. Edward Middleton
                                   ------------------------------------------
                              Its: VP
                                   ------------------------------------------

                                                                LOAN NO. 197-389
REAFFIRMATION OF OPERATING LEASE SUBORDINATION AGREEMENT
--------------------------------------------------------

     THIS REAFFIRMATION OF OPERATING LEASE SUBORDINATION AGREEMENT (the "Agreement") is made as of the 29th day of March, 1994, by and between MARRIOTT HOTEL SERVICES, INC., a Florida corporation ("Tenant") and LAUDERDALE BEACH ASSOCIATION, a Florida general partnership ("Landlord").

                               R E C I T A L S:
                               ---------------

     Landlord and Tenant have heretofore entered into an Operating Lease Subordination Agreement (the "Original Subordination") dated as of June 30, 1986, filed for record at Official Records Book 13525, Page 604, of the Public Records of Broward County, Florida. The Original Subordination provides, among other items, for the subordination of the "Lease", as defined therein, to the lien of the "Mortgage", also as defined therein, held by Aetna Life Insurance Company ("Aetna"). Landlord and Aetna are entering into a Mortgage Modification and Extension Agreement, amending and renewing the terms of said Mortgage (the "Mortgage Modification"). Aetna requires that this Agreement be executed in order to reaffirm the terms and provisions of the Original Subordination.

     NOW, THEREFORE, in consideration of the Mortgage Modification and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The foregoing recitals are true and correct and are incorporated by reference herein.

     2. The Original Subordination is hereby reaffirmed in all respects as if given on the date hereof and all references therein to the "Mortgage" shall be deemed to include the Mortgage, as amended by the Mortgage Modification.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.
                                             TENANT:
Witnesses:                                   MARRIOTT HOTEL SERVICES,
                                             INC., a Delaware corporation

/s/ James L. Best                            By:  /s/ Kevin M. Kendall
-------------------                             --------------------------------
Print Name: James L. Best
                                             Its: Vice President
/s/ Carolyn Handlon                              -------------------------------
-------------------
Print Name: Carolyn Handlon

                              LANDLORD:
                              LAUDERDALE BEACH ASSOCIATION, a Florida
                              General Partnership

                              By:  R/V-C Association, a Florida General
                                   Partnership, a general partner of Lauderdale
                                   Beach Association.

                                   By: R/V Associates, a Florida General
                                       Partnership, as General Partner of R/V-C
                                       Association

Witnesses:                             By: Rahn Harbor, Ltd., a Florida Limited
                                           Partnership, as General Partner of
/s/ Christopher G. Townsend                R/V Associates
---------------------------
Print Name:C. G. Townsend                  By: Rahn Harbor, Inc., a General
                                               Partner of Rahn Harbor, Ltd.
/s/ Theresa McHaughlin
---------------------------                    By:  /s/ John H. Anderson
Print Name: Theresa McHaughlin                      --------------------
                                                    John H. Anderson, as
                                                    Vice-President of
                                                    Rahn Harbor, Inc.

                              By:  Marriott Hotel Properties Limited
                                   Partnership, a Delaware Limited Partnership,
                                   a General Partner of Lauderdale Beach
                                   Association.

Witnesses:                         By:  Hotel Properties Management, Inc., a
                                        Delaware Corporation, as General Partner

/s/ Christopher G. Townsend             By:  /s/ T. Edward Middleton
---------------------------                  ---------------------------------
Print Name:C. G. Townsend               Its: V.P
                                             ---------------------------------
/s/ Theresa McHaughlin
---------------------------
Print Name: Theresa McHaughlin

STATE OF FLORIDA    )
                    ) SS:
COUNTY OF BROWARD   )

          On this 24th day of March, 1994, personally appeared before me John
H. Anderson, Vice-President of Rahn Harbor, Inc., a Florida corporation, on behalf of the corporation, as a general partner of and on behalf of Rahn Harbor, Ltd., a Florida limited partnership, and a general partner of and on behalf of R/V Associates, a Florida general partnership, and a general partner of and on behalf of R/V-C Association, a Florida general partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or if not personally known who produced [Florida Driver License, as identification [Strike inapplicable clause]], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak                                         [NOTARY SEAL]
-----------------------------------
Notary Public

My Commission Expires:  11-23-97


STATE OF FLORIDA   )
                   )  SS:
COUNTY OF BROWARD  )


          On this 29th day of March, 1994, personally appeared before me
T. Edward Middleton, the Vice President of Hotel Properties Management, Inc., a corporation, on behalf of the corporation, to me personally known or if not personally known [who produced ______________ as identification [strike inapplicable clause]], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak                                  [NOTARY SEAL]
-----------------------------------
Notary Public

My Commission Expires:  11-23-97

              AMENDED SUPPLEMENTAL ASSIGNMENT OF RENTS AND LEASES
              ---------------------------------------------------

     THIS AMENDED SUPPLEMENTAL ASSIGNMENT OF RENTS AND LEASES is made as of July 1, 1993, from LAUDERDALE BEACH ASSOCIATION, a Florida general partnership ("Assignor") to AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignee").

                               R E C I T A L S:
                               ---------------

     Pursuant to a Supplemental Assignment of Rents and Leases (the "Original Assignment of Rents") dated June 30, 1986, recorded in Official Records Book 13525, Page 445, of the Public Records of Broward County, Florida, Assignor assigned its interest in the leases, rents, income and profits more particularly described therein. Assignor desires to amend the Original Assignment of Rents in conjunction with the modification of the mortgage loan for which the Original Assignment of Rents was made as additional security.

     NOW, THEREFORE, in consideration of the modification of the mortgage loan hereinafter described, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby agrees that the Original Assignment of Rents shall be amended as follows:

     1. All covenants, agreements and provisions of the Original Assignment of Rents are hereby reaffirmed by Assignor as if given on the date hereof.

     2. In addition to the loan documents for which the Original Assignment of Rents was given as security, the Original Assignment of Rents, as amended herein, shall also be additional security for Assignor's Renewal Promissory Note dated as of July 1, 1993, in the original principal amount of EIGHTY-EIGHT MILLION FOUR HUNDRED SIXTY-ONE THOUSAND EIGHTY-SEVEN AND 65/100 ($88,461,087.65) DOLLARS in favor of Assignee and the Mortgage Modification and Extension Agreement dated as of July 1, 1993, between Assignor and Assignee securing said Renewal Promissory Note. All references in the Original Assignment of Rents to the "Note" and "Mortgage" shall be deemed to refer to said Renewal Promissory Note and Mortgage Modification and Extension Agreement, respectively.

     3. Exhibit "A" to the Original Assignment of Rents shall be supplemented by including therein the Fourth Amendment to Ground Lease dated as of April 28, 1993, recorded in Official Records Book 20611, Page 221, of the Public Records of Broward County, Florida.

     4. Except as amended herein, the Original Assignment of Rents remains in full force and effect.

     IN WITNESS WHEREOF, Assignor has executed this instrument as of the date first set forth above.

                         LAUDERDALE BEACH ASSOCIATION, a Florida General Partnership

                         By: R/V-C Association, a Florida General Partnership, a general partner of Lauderdale Beach Association.

                               By:  R/V Associates, a Florida General
                                    Partnership, as General Partner of R/V-C
                                    Association

                                    By:  Rahn Harbour, Ltd., a Florida
                                         Limited Partnership, as General
                                         Partner of R/V Associates

Witnesses:                               By:  Rahn Harbor, Inc., a
                                              General Partner of Rahn
/s/ Theresa McHaughlin                        Harbor, Ltd.
---------------------------
Print Name:  Theresa McHaughlin               By: /s/ John H. Anderson
                                                 -------------------------------
/s/ Christopher G. Townsend                      John H. Anderson, as
---------------------------                      Vice-President
Print Name:  C.G. Townsend                       Rahn Harbor, Inc.

                         By: Marriott Hotel Properties Limited Partnership, a Delaware Limited Partnership, a General Partner of Lauderdale Beach Association.

Witnesses:                    By:  Hotel Properties Management, Inc., a
                                   Delaware Corporation, as General Partner

/s/ Christopher G. Townsend        By:   /s/ T. Edward Middleton
---------------------------             ----------------------------------------
Print Name:  C.G. Townsend               T. Edward Middleton


/s/ Theresa McHaughlin             Its:   VP
---------------------------             ----------------------------------------
Print Name:  Theresa McHaughlin

                               ACKNOWLEDGEMENTS
                               ----------------

STATE OF FLORIDA   )
                   )SS:
COUNTY OF BROWARD  )

          On this 29 day of March, 1994, personally appeared before me John H. Anderson, Vice-President of Rahn Harbor Inc., a Florida corporation, on behalf of the corporation, as a general partner of and on behalf of Rahn Harbor, Ltd., a Florida limited partnership, and a general partner of and on behalf of R/V Associates, a Florida general partnership, and a general partner of and on behalf of R/V-C Association, a Florida general partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or if not personally known who produced [____________ as identification [strike inapplicable clause]], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak
-------------------------------                   [Notary Public Seal]
Notary Public
My Commission Expires: 11/23/97


STATE OF Florida   )                              [SEAL APPEARS HERE]
                   ) SS:
COUNTY OF Broward  )



          On this 29 day of March, 1994, personally appeared before me
Theodore Middleton, the Vice President of Hotel Properties Management, Inc., a
------------------
Delaware corporation, on behalf of the corporation, as general partner of and on behalf of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or if not personally known who produced Florida Drivers License as identification [strike inapplicable clause], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak
-----------------------                           [Notary Public Seal]
Notary Public

My Commission Expires: 11/23/97

                        SUPPLEMENTAL SECURITY AGREEMENT
                        -------------------------------

     THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Agreement") is made as of July 1, 1993, from LAUDERDALE BEACH ASSOCIATION, a Florida general partnership ("Debtor") to AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Secured Party").

                               R E C I T A L S:
                               ---------------

     Debtor entered into a Security Agreement (the "Original Security Agreement") dated as of June 30, 1986, in favor of Secured Party in order to secure a loan (the "Original Loan") from Secured Party to Debtor in the amount of NINETY-TWO MILLION DOLLARS ($92,000,000.00) as evidenced by a Note (the "Original Note") set forth in a Note and Mortgage Modification and Consolidation Agreement dated June 30, 1986, between Debtor and Secured Party. Secured Party has agreed to renew the Original Loan and in connection therewith requires the execution of this Agreement.

     NOW, THEREFORE, for and in consideration of the renewal of the Original Loan, the Original Security Agreement shall be amended as follows:

     1. The indebtedness secured by the Original Security Agreement is the indebtedness evidenced by Debtor's Renewal Promissory Note (the "Renewal Note") dated as of July 1, 1993, in the principal amount of EIGHTY-EIGHT MILLION FOUR HUNDRED SIXTY-ONE THOUSAND EIGHTY-SEVEN AND 65/100 ($88,461,087.65) DOLLARS. All references to the "Obligation" in the Original Security Agreement shall be deemed to mean the obligation of Debtor evidenced by the Renewal Note and any further renewals, modifications or amendments thereof.

     2. The term "Collateral" as defined in the Original Security Agreement shall also include the Amended Supplemental Assignment of Rents and Leases dated as of July 1, 1993, from Debtor to Secured Party.

     3. All references to a security interest granted to General Electric Credit Corporation reflected by UCC Financing Statement No. 1850002547 filed with the Secretary of State of the State of Florida, are hereby deleted from the Original Security Agreement.

     4. Exhibit "A" to the Original Security Agreement shall be amended by adding thereto the Fourth Amendment to Ground Lease dated as of April 28, 1993, recorded in Official Records Book 20611, Page 221, of the Public Records of Broward County, Florida.

     5. Exhibit "B" to the Original Security Agreement shall be amended by adding to Paragraph 3 thereof, the following:

               "All revenues arising from or associated with the premises described on Exhibit "A" hereto and all funds held in the "Account" established pursuant to the terms of the Capital Reserve Escrow Agreement by and among Debtor, Secured Party and Latimer & Buck of Florida, Inc. dated March 29, 1994."

     6. Except as amended herein, the terms and provisions of the Original Security Agreement remain in full force and effect.

     7. This Agreement may be executed in counterparts each of which shall be deemed an original Agreement whether or not any particular counterpart has been signed by all of the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

                          LAUDERDALE BEACH ASSOCIATION, A FLORIDA
                          GENERAL PARTNERSHIP

                          By: R/V-C Association, a Florida General Partnership, a general partner of Lauderdale Beach Association.

                               By:  R/V Associates, a Florida General
                                    Partnership, as General Partner of R/V-C
                                    Association

                                        By:  Rahn Harbor, Ltd., a Florida
                                             Limited Partnership, as General
                                             Partner of R/V Associates

                                                   By: Rahn Harbor, Inc., a
                                                       General Partner of
                                                       Rahn Harbor,Ltd.

                                                       By: /s/ John H. Anderson
                                                          ---------------------
                                                          John H. Anderson,
                                                          as Vice-President
                                                          of Rahn Harbor,Inc.


                              By:  Marriott Hotel Properties Limited
                                   Partnership, a Delaware Limited Partnership,
                                   General Partner of Lauderdale Beach
                                   Association.

                                   By:  Hotel Properties Management, Inc., a
                                        Delaware Corporation, as General Partner
                                   By:  /s/ T. Edward Middleton
                                        ----------------------------------------
                                   Its:               VP
                                        ----------------------------------------

                              AETNA LIFE INSURANCE COMPANY,
                              a Connecticut corporation

                              By:  /s/ Malcolm Sina
                                  ----------------------------------------------
                              Its: A.V.P.
                                  ----------------------------------------------

                         RELEASE AND WAIVER OF CLAIMS
                         ----------------------------


     This Release and Waiver of Claims is made the 29th day of March, 1994, by LAUDERDALE BEACH ASSOCIATION, a Florida general partnership (the "Borrower").

     WHEREAS, the Borrower obtained a loan evidenced by a promissory note (the "Note") dated as of June 30, 1986, in the original principal amount of $92,000,000.00 (the "Loan") from AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Aetna") secured by, among other things, a Note and Mortgage Modification and Consolidation Agreement recorded in Official Records Book 13525, Page 409 of the Public Records of Broward County, Florida (the "Mortgage");

     WHEREAS, the Borrower has requested that Aetna make certain modifications to the Note, the Mortgage and all other documents executed in connection with the Loan (collectively, the "Loan Documents");

     AND WHEREAS, Aetna has agreed to make certain modifications to the loan pursuant to the terms of its "Binding Letter Agreement" to Borrower dated December 15, 1993 (the "BLA") one of the conditions of which is that Borrower execute this Release and Waiver of Claims.

     NOW THEREFORE, in consideration of the BLA and the agreements contemplated thereby, the Borrower hereby:

     1. Acknowledges that there are no offsets, counterclaims or defenses with respect to the obligations of Borrower under the Loan Documents and any modifications thereof and, to the extent that Borrower has any offsets, counterclaims or defenses of any nature whatsoever, known or unknown, related to the Note, the Mortgage or any other Loan Document or any modification therefor to the property (the "Property") subject to the lien of the Mortgage, Borrower expressly waives and releases any and all such offsets, counterclaims and defenses which may exist on the date hereof; and

     2. Releases and forever discharges Aetna and all of Aetna's directors, officers, employees, administrators, agents, subsidiaries, affiliates, attorneys, successors and assigns from any and all causes of action, demands, claims, debts, accounts, liabilities, costs, expenses, contracts, promises, agreements and damages whatsoever in respect to each and all of: (i) the Property; (ii) the Loan Documents and any modifications thereof; and (iii) the transaction contemplated by and executed in connection with the BLA, which arose prior to or which are based directly or indirectly on acts, omissions or circumstances which occurred or existed prior to the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this document to be duly executed on the date first-above written.

                              LAUDERDALE BEACH ASSOCIATION, a Florida
                              General Partnership

                              By:  R/V-C Association, a Florida General
                                   Partnership, a general partner of Lauderdale
                                   Beach Association.


                                   By:  R/V Associates, a Florida General
                                        Partnership, as General partner of R/V-C
                                        Association

                                        By:  Rahn Harbor, Ltd., a Florida
                                             Limited Partnership, as General
                                             Partner of R/V Associates


Witnesses:                                   By:  Rahn Harbor, Inc., a General
                                                  Partner of Rahn Harbor, Ltd.
/s/ Christopher G. Townsend
---------------------------
Print Name: C. G. Townsend                         By: /s/ John H. Anderson
                                                       ----------------------
/s/ Theresa McHaughlin                                  John H. Anderson, as
---------------------------                             Vice-President of
Print Name: Theresa McHaughlin                          Rahn Harbor, Inc.


                              By:  Marriott Hotel Properties Limited
                                   Partnership, a Delaware Limited Partnership,
                                   a General Partner of Lauderdale Beach
                                   Association.

Witnesses:                         By:  Hotel Properties Management, Inc., a
                                        Delaware Corporation, as General Partner

/s/ Christopher G. Townsend             By:   T. Edward Middleton
---------------------------                  -----------------------
Print Name: C. G. Townsend

/s/ Theresa McHaughlin                  Its:       VP
---------------------------                  -----------------------
Print Name: Theresa McHaughlin

                               ACKNOWLEDGEMENTS
                               ----------------

STATE OF FLORIDA   )
                   ) SS:
COUNTY OF BROWARD  )

          On this 29th day of March, 1994, personally appeared before me John H. Anderson, Vice-President of Rahn Harbor, Inc., a Florida corporation, on behalf of the corporation, as a general partner of and on behalf of Rahn Harbor, Ltd., a Florida limited partnership, and a general partner of and on behalf of R/V Associates, a Florida general partnership, and a general partner of and on behalf of R/V-C Association, a Florida general partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or [if not personally known who produced __________ as identification [strike inapplicable clause]], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak
-------------------------------                   [Notary Public Seal]
Notary Public
My Commission Expires: 11-23-97


STATE OF Florida   )
                   ) SS:
COUNTY OF Broward  )


          On this 29th day of March, 1994, personally appeared before me XXXXXX,
                                                                         ------
the Vice-President of Hotel Properties Management, Inc., a Delaware corporation, on behalf of the corporation, as general partner of and on behalf of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or if [not personally known who produced __________ as identification] [strike inapplicable clause], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak
-------------------------------                   [Notary Public Seal]
Notary Public

My Commission Expires: 11-23-97

                                                                 Loan No. 197389

                       CAPITAL RESERVE ESCROW AGREEMENT
                       --------------------------------

     THIS CAPITAL RESERVE ESCROW AGREEMENT ("Agreement") is made and entered into the 29 day of March, 1994, by and among LAUDERDALE BEACH ASSOCIATES, a Florida general partnership ("Borrower"), AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, ("Aetna") and LATIMER & BUCK OF FLORIDA, INC., a Florida corporation ("Agent").

                               R E C I T A L S:
                               ----------------

     A. The Borrower has applied to Aetna for a renewal of its loan (the "Loan") from Aetna with respect to the property (the "Property") known as The Marriott Harbor Beach Hotel, Ft. Lauderdale, Florida. The Loan is evidenced by a Renewal Promissory Note (the "Note") dated as of July 1, 1993, from Borrower to Aetna and is secured by a Mortgage Modification and Extension Agreement (the "Mortgage") dated as of July 1, 1993, from Borrower to Aetna on Borrower's interest in the Property; and

     B. In accordance with the terms and conditions of a Binding Letter Agreement dated December 15, 1993 (the "BLA") Aetna is about to renew the Loan evidenced by the Note in accordance with the BLA; and

     C. Aetna has refused to renew the Loan and accept the Note and Mortgage unless Borrower agrees to make the deposits and to perform the duties hereinafter set forth.

     NOW, THEREFORE, pursuant to the BLA and in consideration of the premises and in order to induce Aetna to renew the Loan and to accept the Note and Mortgage, Borrower hereby covenants and agrees with Aetna as follows:

     1.   Definitions. As used herein, the following terms shall have the
          -----------
meanings hereinafter set forth:

          (a) "Capital Assets" - shall mean furniture, fixtures and equipment and other capital assets used at or in connection with the Property.

          (b) "Gross Revenues" - shall mean all revenues and receipts of every kind derived from operating the Property and all departments and parts thereof, including, but not limited to, income (from both cash and credit transactions), before commissions and discounts for prompt or cash payments, from: the rental of rooms, stores, offices, exhibit or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); income from vending machines; health club membership fees; food and beverage sales;

               wholesale and retail sales of merchandise; service charges; any annual membership fees from the operation of the "Ocean Club" at the Property; and the proceeds, if any, from business interruption or other loss of income insurance; provided, however, that Gross Revenues shall not include: (i) gratuities to Property employees; (ii) federal, state and municipal excise, sales and use taxes or similar impositions collected directly from patrons or guests or included as part of the sales price of any goods or services; or (iii) any initiation fees charged to members of said Ocean Club. If Borrower or any person having an interest, directly or indirectly, in Borrower occupies any portion of the Property (excluding complimentary rooms provided in the normal course of business of the Property), then there shall be included in Gross Receipts an amount not less than the fair market rental value of any such space so occupied.

          (c) "Tenant" - shall mean Marriott Hotel Services, Inc., a Delaware corporation, which is the lessee under the Lease dated October 26, 1984, with Borrower with respect to operation of the Property.

     2.   Deposits; Reporting.
          -------------------

     (a) Not later than April 20, 1994, and thereafter on the twentieth (20th) day after the end of each succeeding calendar year quarter, Borrower shall deposit or cause the deposit of (subject to any credit as hereinafter provided) an amount equal to four percent (4%) of Gross Revenues with respect to the twenty-eight (28) day accounting periods of Tenant which have ended during the preceding calendar year quarter into the account (the "Account") to be maintained by Agent at Barnett Bank or such other national bank acceptable to Aetna in the name of Aetna for the benefit of Aetna and Borrower, less all
                                                                  ----
amounts expended by Borrower and Tenant for the purchase of Capital Assets during such twenty-eight (28) day accounting periods ending in said preceding calendar year quarter. In the event that Borrower or Tenant has expended more than four percent (4%) of Gross Revenues for Capital Assets during such twenty-eight (28) day accounting periods ending in any calendar year quarter, Borrower's deposit obligations for succeeding quarter(s) shall be accordingly credited by the amount of such excess expenditures. Agent shall invest the funds in the Account in an interest bearing account which shall permit Agent to withdraw the funds on demand. Interest on funds in the Account shall become part of the Account and Borrower's deposit requirements herein shall be reduced by the amount of such interest. Agent shall report all interest earned on the Account for the account of Borrower, whose federal tax identification number is 59-2182137. Borrower shall not pledge, hypothecate, encumber or otherwise transfer any interest in the Account. Borrower hereby pledges to Aetna and grants a security interest to Aetna in the Account as additional collateral and security for the Loan on the Property.

     (b) Within twenty (20) days after the end of each calendar year quarter, Borrower shall submit to Aetna a detailed schedule in form and content satisfactory to Aetna setting forth the Gross Revenues received and Capital Assets purchased with respect to the twenty-eight (28) day accounting periods ending during the preceding calendar year quarter (which statements may be audited by Aetna or its designee on an annual basis at Borrower's cost if the results of such audit indicates that such statements are in error by understating by more than five per cent (5%) said Gross Revenues received or overstating by more than five percent (5%) the Capital Assets purchased, but otherwise at the cost of Aetna), along with Tenant's or Borrower's certification that all funds spent for Capital Assets and otherwise drawn from the Account for Capital Assets during said calendar year quarter have been spent on Capital Asset projects identified in Tenant's annual budget (the "Budget") for the Project previously delivered to Aetna, and, if applicable, that all lien waivers have been obtained with respect to Capital Assets purchased during said period.

            3.   Disbursements.  Funds in the Account shall be held by Agent.
                 --------------
So long as Borrower is not in default under the Note, Mortgage or any other document related thereto, funds shall be disbursed at the request of Tenant or Borrower no more frequently than once each month for the purchase of Capital Assets in accordance with the Budget pursuant to the following procedures and guidelines:

            (a) Tenant or Borrower shall submit a written request to Aetna or Agent, specifying the amount of the disbursement sought and describing the Capital Assets which have been contracted for or completed as of the date of the request, along with Tenant's certification that such Capital Assets are identified as a category in the Budget.

            (b) In no event may Borrower or Tenant give an order for payment on the Account for materials or labor directly to a contractor without the express written authorization of Aetna. Neither Agent nor Aetna shall have any responsibility to Borrower: (i) to see that any Capital Assets permitted hereunder are constructed in accordance with applicable plans and specifications, or that the work will be completed, or that sufficient funds are available for completion; (ii) for mechanics' liens or claims by contractors; or
(iii) for claims which may be found upon waiver of lien and/or paid invoices presented to Agent which have been forged or otherwise wrongfully procured; nor where such document was executed by a person lacking authority to execute same; provided, however, Aetna or Agent may inspect the Property and/or the status of the work at any time.

     4.     No Waiver.  The failure of Aetna to enforce strict performance of
            ---------
the terms and conditions hereof shall not constitute a waiver of its rights hereunder.

     5.     Expenses of the Account.  All costs and expenses of this Agreement
            -----------------------
and the administration of the Account are to be borne by Borrower. Agent shall be entitled to a fee of $600.00 per annum payable at the rate of $50.00 per month plus $250.00 for each draw request, payable from the Account or by Borrower if there are insufficient funds in the Account for such purpose; provided, it is understood that such fees do not include any bank charges or engineering or similar expenses, if any, involved in processing any draw request.

     6.   Limitation of Liability of Agent.  The obligations of Agent hereunder
          --------------------------------
are subject to the following provisions which are expressly approved by Aetna and the Borrower:

          (a) Agent's duties shall be expressly limited to the safekeeping of the Account, for the disbursement of same in accordance with this Agreement and as otherwise specifically described in this Agreement. Agent will not be liable for any act or omission done in good faith, or for any claim, demand, loss or damage made or suffered by any party to this Agreement or pursuant to the order of a Court of competent jurisdiction excepting such as may arise through or be caused by Agent's negligence, fraud, mismanagement or willful misconduct. Borrower and Aetna hereby indemnify Agent and agree to hold it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature including reasonable attorney's fees and the cost of defending any action, suit, or proceeding or resisting any claim, whether or not litigation is instituted, which it may incur directly or indirectly arising from or in any way connected with this Agreement, other than those arising out of the negligence, fraud, mismanagement, or willful misconduct of Agent.

          (b) Agent is authorized to rely on any document believed by Agent to be authentic in making any delivery of funds hereunder. Unless it has actual knowledge to the contrary, Agent also may: (a) assume the validity and accuracy of any statement or assertion contained in any such document believed to be authentic; and (b) assume that any person who gives any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so.

          (c)  Agent will have the right to resign as agent hereunder by sixty
(60) days prior written notice of resignation to Aetna and Borrower, provided that such resignation may not be effectuated until Aetna has selected a substitute agent to act under this Agreement and until the substitute agent executes an acknowledgment reasonably acceptable to Aetna and Borrower that such agent is assuming all of the obligations and duties of Agent under this Agreement; provided, that if a substitute agent has not been designated as aforesaid within one hundred twenty (120) days following the date of notice of resignation from Agent, such resignation shall be effective at the end of said one hundred twenty (120) day period nothwithstanding anything to the contrary herein. Upon the effective date of such resignation, Agent shall deliver the funds in the Account to the substitute agent. Such resignation and delivery will relieve Agent from any further performance and liability with respect to this Agreement, except for such performance or liability arising prior to the effective date of such resignation. Any modification of the terms of this Agreement may be made at any time by Borrower and Aetna, provided that the same is reduced to writing, delivered to and accepted by Agent.

          (d) This Agreement is the only agreement binding on Agent relating to the Account and Agent may rely absolutely hereon to the exclusion of any and all other agreements between Aetna and Borrower.

     7.   Defaults. Upon notice in writing from Aetna (with a copy to Borrower)
          --------
that Borrower is in default under any of the terms, conditions and provisions of this Agreement, the Note, Mortgage or other document relating thereto and upon the maturity of the Loan, in addition to any and all other remedies available to Aetna, Agent shall, at the option of Aetna, pay all or any designated portion of the balance remaining in the Account to Aetna, together with all accrued interest thereon, to be applied to pay all late charges, collection costs including attorneys' fees, fees, delinquent interest, accrued and accruing interest and similar charges (collectively, "Charges") on the Loan all as determined by Aetna in its sole discretion. Any funds remaining in the Account after payment of the Charges shall be applied at Aetna's sole discretion to the outstanding principal balance of the Loan as determined by Aetna. Upon payment in full of all sums secured by the Mortgage, this Agreement shall terminate and any balance in the Account shall be paid to Borrower.

     8.   Interpleader:  In the event any party hereto, by written notice,
          ------------
notifies Agent that a dispute exists as to the proper party to whom Agent shall make a payment out of the Account, Agent shall be entitled but not required to deposit the balance then remaining in the Account, plus any accrued and unpaid interest thereon, in the registry of the Circuit Court of the State of Florida, Broward County, and to file an interpleader action in such Court to determine the recipient of such payment, whereupon Agent shall have no further liability for payment to any other party.

     9.   Miscellaneous.  It is further agreed as follows:
          -------------

          (a) All notices given hereunder will be in writing and served by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses:


     As to Borrower:                    Lauderdale Beach Association
                                        1512 East Broward Boulevard, Suite 301
                                        Ft. Lauderdale, Florida 33301
                                        Attention:     John H. Anderson

     As to Aetna:                       Aetna Life Insurance Company
                                        242 Trumbull Street
                                        Hartford, Connecticut 06103
                                        Attention:     Malcolm Sina

     As to Agent:                       Latimer & Buck of Florida, Inc.
                                        15280 N.W. 79th Court
                                        Suite 102
                                        Miami Lakes, Florida 33014
                                        Attention:   Roland Lee

          (b) None of the rights of the Borrower or the Agent hereunder may be assigned voluntarily or by operation of law. Any such assignment without the prior written approval of Aetna will be null and void ab initio.

          (c) This Agreement will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (d) This Agreement may be executed in counterparts each of which shall be deemed an original Agreement whether or not any particular counterpart has been signed by all of the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered on the date first above written.

                LAUDERDALE BEACH ASSOCIATION, a Florida General Partnership

                By: R/V-C Association, a Florida General Partnership, a general partner of Lauderdale Beach Association

                     By: R/V Associates, a Florida General Partnership, as General Partner of R/V-C Association

                          By: Rahn Harbor, Ltd., a Florida Limited Partnership, as General Partner of R/V Associates

                               By:  Rahn Harbor, Inc., a General Partner of
                                    of Rahn Harbor, Ltd.

                                    By:  /s/ John H. Anderson
                                         ---------------------------------------
                                         John H. Anderson, as
                                         Vice-President of
                                         Rahn Harbor, Inc.

          By: Marriott Hotel Properties Limited Partnership, a Delaware Limited Partnership, a General Partner of Lauderdale Beach Association

               By:  Hotel Properties Management, Inc., a Delaware
                    Corporation, as General Partner

                    By:    /s/ T. Edward Middleton
                         -----------------------------
                    Its:   VP
                         -----------------------------

          AETNA LIFE INSURANCE COMPANY,
          a Connecticut corporation

          By:      /s/ Malcolm Sina
             -----------------------------------------

          Its:     A.V.P
              ----------------------------------------

          LATIMER & BUCK OF FLORIDA, INC.,
          a Florida corporation

          By:_________________________________________
          Its:________________________________________

STATE OF FLORIDA    )
         ---------- ) SS:
COUNTY OF BROWARD   )
          ---------


          On this 29th day of March , 1994, personally appeared before me T. Edward Middleton, the Vice President of Hotel Properties Management, Inc., a Delaware corporation, on behalf of the corporation, as general partner of and on behalf of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known [or if not personally known who produced Drivers License] as identification [strike inapplicable clause], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak                       [NOTARY PUBLIC SEAL]
---------------------------------
Notary Public

My Commission Expires:  11/23/97

STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF HARTFORD  )

          On this 25 day of March , 1994, personally appeared before me Malcolm Sina, of AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, to me personally known [or if not personally known who produced ______________ as identification [strike inapplicable clause]] and he acknowledged to me that he signed the foregoing instrument on behalf of AETNA LIFE INSURANCE CORPORATION.

/s/ Laurie A. Economidy
-----------------------------
Notary Public

My Commission Expires:

[SEAL APPEARS]                                 [NOTARY PUBLIC SEAL APPEARS HERE]

                                   By: Marriott Hotel Properties Partnership, a Delaware Limited Partnership, a General Partner of Lauderdale Beach Association, and individually with respect to the Indemnification set forth in Section 2(j) hereof.

Witnessed:                              By:  Hotel Properties Management, Inc.,
                                             a Delaware Corporation, as General
                                             Partner

/s/ Christopher G. Townsend                  By:    /s/ T. Edward Middleton
--------------------------------                    ----------------------------
Print Name: C.G. Townsend                             T. Edward Middleton

/s/ Theresa McHaughlin                       Its:           VP
--------------------------------                    ----------------------------
Print Name: Theresa McHaughlin


Witness:                                     AETNA LIFE INSURANCE COMPANY,
                                             a Connecticut corporation

/s/ William E. Briggs
-------------------------------
Print Name: William E. Briggs                By: /s/ Malcolm Sina
                                                -----------------
                                                 Malcolm Sina
/s/ Laurie A. Economidy
-------------------------------
Print Name: Laurie A. Economidy              Its:    AVP
                                                 ----------------

                               ACKNOWLEDGEMENTS
                               ----------------


STATE OF FLORIDA    )
                    ) SS:
COUNTY OF BROWARD   )

          On this 29 day of March , 1994, personally appeared before me John H. Anderson, Vice-President of Rahn Harbor, Inc., a Florida corporation, on behalf of the corporation, as a general partner of and on behalf of Rahn Harbor, Ltd., a Florida limited partnership, and a general partner of and on behalf of R/V Associates, a Florida general partnership, and a general partner of and on behalf of R/V-C Association, a Florida general partnership, and a general partner of and on behalf of Lauderdale Beach Association, a Florida general partnership, to me personally known or if not personally known who produced Florida Drivers License as identification [strike inapplicable clause], and he acknowledged to me that he signed the foregoing instrument.

/s/ Jay Wolszczak                                   [NOTARY PUBLIC SEAL]
---------------------------------
Notary Public

My Commission Expires:  11/23/97

                                      -7-